                                  EXHIBIT 32.2

                           SECTION 1350 CERTIFICATIONS

                   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION
                 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

        In connection with the quarterly report of HydroFlo, Inc. (the "Company")
on Form 10-Q for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven E.
Sanderson, Chief Financial Officer of the Company, certify, pursuant to 18
U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that based on my knowledge:

        1. The Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2005

/s/ STEVEN E. SANDERSON
Steven E. Sanderson
Chief Financial Officer